The Latin America Dollar Income
Fund, Inc.

Annual Report
October 31, 1996

A closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in dollar-denominated Latin American debt instruments.

The Latin America Dollar Income
Fund, Inc.
================================================================================

Investment objectives and policies

o primarily high current income and secondarily capital appreciation through investment principally in dollar-denominated Latin American debt instruments

Investment characteristics

o closed-end investment company investing principally in a portfolio of dollar-denominated Latin American debt instruments

o a vehicle for international diversification through participation in the economies of Latin American countries

General Information
================================================================================
Executive offices

     The Latin America Dollar Income Fund, Inc.
     345 Park Avenue
     New York, NY 10154
     For Fund information:     1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

     For account information:  1-800-426-5523
     State Street Bank & Trust Company
     P.O. Box 8200
     Boston, MA 02266-8200

Custodian

     Brown Brothers Harriman & Co.

Legal counsel

     Willkie Farr & Gallagher

Independent Accountants

     Price Waterhouse LLP

New York Stock Exchange Symbol--LBF

Contents
================================================================================
In Brief ..................................................................    3
Letter to Shareholders ....................................................    3
Investment Summary ........................................................    5
Investment Portfolio ......................................................    6
Financial Statements ......................................................    9
Financial Highlights ......................................................   13
Notes to Financial Statements .............................................   14
Report of Independent Accountants .........................................   17
Tax Information ...........................................................   18
Other Information .........................................................   18
Shareholder Meeting Results ...............................................   19
Directors and Officers ............................................   Back cover


--------------------------------------------------------------------------------
This report is sent to the shareholders of The Latin America Dollar Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

In Brief
================================================================================

o Latin American sovereign bonds posted strong gains for the past 12 months as investors continued to respond positively to a favorable global environment and improving credit fundamentals in several Latin American countries.

o Reflecting this favorable environment, The Latin American Dollar Income Fund posted a 55.81% total return based on net asset value for its most recent fiscal year ended October 31, 1996. The Fund's total return based on its share price on the New York Stock Exchange was 27.93% for the same period.

o The Fund continues to maintain a liquid, diversified portfolio that we believe is well positioned to benefit from the improving balance sheets of Latin American countries while earning a high level of current income.


Letter to Shareholders
================================================================================

Dear Shareholders,

     Three important trends helped Latin American sovereign bonds perform extremely well during The Latin American Dollar Income Fund's most recent fiscal year ended October 31, 1996: a favorable global environment of slow growth and low interest rates in OECD countries, the improving credit quality of Latin American countries, and increased investor interest in emerging markets.

     The Fund finished the 12-month period with a net asset value ("NAV") of $15.61, up from $11.20 on October 31, 1995. Adjusting for distributions totaling $1.50 per share during the period, the Fund posted a strong 55.81% total return based on NAV. The unmanaged J.P. Morgan Latin Brady Bond Index during the same period returned 41.21%. Since its inception on July 31, 1992, through October 31, 1996, the Fund's total return based on NAV was 85.59%, compared with the Index's return of 79.03%.

     During the 12 months ended October 31, 1996, the Fund's share price on the New York Stock Exchange rose from $12.13 to $13.88, contributing to a total return of 27.93%. The $13.88 price of the shares on October 31, 1996, represented an 11.1% discount to the Fund's NAV.

Improved Balance Sheets and Fiscal Reform

     Following difficult market conditions at the start of 1995, the picture for Latin American debt has become very positive. Over the past year, investors have returned to emerging market bonds in great numbers. European funds, pension funds, insurance companies, local retail investors, emerging country governments, and even high yield bond funds -- which typically purchase only domestic corporate bonds -- have been attracted to this market because of nearly across-the-board improvements in credit fundamentals among many Latin American countries. In addition, investors seeking higher yields are increasingly looking to emerging markets because of their high yield relative to U.S. Treasuries.

     For our overall strategy, we continue to maintain a liquid, diversified portfolio that is well positioned to benefit from the improved economic picture in many Latin American countries while at the same time earning a high level of current income. Country and security selection remained extremely important for the Fund as the decoupling of emerging markets from the U.S. Treasury market continued and investors discriminated more closely among emerging markets offerings during the period.

     The Fund's core holdings are in Brazil (24% of investments), followed by Venezuela (21%), Argentina (19%), and Mexico (18%). Brazil continues to make slow but steady progress toward greater fiscal and administrative reform. These steps are designed to reduce bureaucracy, shrink government expenditures, and enhance the performance of the country's capital markets. Such progress, along

================================================================================

with continuing tax and social security reform, makes Brazil's debt attractive for investors.

     Similar reforms are occurring in Mexico and Argentina. We increased our holdings in Mexico over the period as the country's austerity and export programs began to show results in an increase in bank reserves and a decline in inflation. Mexico also reduced its debt service during the period by swapping high interest Brady Bonds for lower coupon debt. In Argentina, progress on fiscal reform and tax collection continues, but we reduced our holdings in October because of potential volatility resulting from former Finance Minister Cavallo's charges of government corruption.

     We increased our position in Venezuelan bonds over the course of the period as that country's prospects continue to brighten. Venezuela has benefited from a substantial increase in oil revenues stemming from higher energy prices. These revenues boosted the country's international reserves to $14 billion and enabled the government to earmark substantial assets for debt service.

     During the period we chose to decrease the interest rate sensitivity of the portfolio because of our concerns over the direction of U.S. interest rates. As of October 31, 1996 we had reduced fixed-rate instruments to 29% of investments from 41% 12 months earlier and increased floating rate instruments (in general, assets with coupons that reset every six months in relation to the London Interbank Offered Rate, or LIBOR) to 71% of investments from 59% 12 months before. This strategy worked to the Fund's advantage as floating-rate securities in the Fund's portfolio outperformed fixed-rate instruments over the annual period, with average total returns of 42.1% and 37.6 %, respectively. The majority of Fund assets continue to be invested in dollar-denominated sovereign debt obligations because of their attractive yields and higher credit quality versus many emerging market corporate bonds. On October 31, 1996, sovereign securities represented 96% of debt obligations with the remaining 4% invested in corporate debt instruments.

Our Outlook

     We believe improving credit fundamentals in many of the underlying countries will remain the prevailing theme in emerging markets for some time to come. But an ever-widening investor base, a significant yield advantage over other asset classes, and ample global liquidity, should also continue to create a positive environment for Latin American debt over the coming months.

Annual Meeting Results

     At the July 24, 1996, Annual Meeting, the shareholders elected three directors, which appeared in your proxy statement. Also, the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ended October 31, 1996, was ratified. Please see table on page 19 for more information.

     We are pleased that you are an investor in The Latin American Dollar Income Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,

/s/Lynn S. Birdsong             /s/Edmond D. Villani
Lynn S. Birdsong                Edmond D. Villani
President                       Chairman of the Board

THE LATIN AMERICA DOLLAR INCOME FUND, INC.
INVESTMENT SUMMARY AS OF OCTOBER 31, 1996
-------------------------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER    6.54        --       11.64         --       10.54        --
ONE YEAR          27.93     27.93       55.81      55.81       41.21     41.21
THREE YEAR        30.56      9.30       41.50      12.26       35.48     10.62
LIFE OF FUND*     52.09     10.36       85.59      15.64       79.03     14.67

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) The unmanaged J.P. Morgan Latin Brady Bond Index tracks the performance of U.S. dollar-denominated sovereign restructured bonds (mostly Brady Bonds). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses.

  * The Fund commenced operations on July 31, 1992.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

-------------------------------------------------------------------------------
DIVERSIFICATION BY COUNTRY (EXCLUDES 5% CASH EQUIVALENTS)

Brazil             24%
Venezuela          21%
Argentina          19%
Mexico             18%
Panama              5%
Ecuador             5%
Costa Rica          4%
Jamaica             3%
Chile               1%
                  ----
                  100%
                  ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
-------------------------------------------------------------------------------


The Latin America Dollar Income Fund, Inc.
Investment Portfolio as of October 31, 1996
====================================================================================================================================
                                          Principal                                                                       Market
                                        Amount ($)(d)                                                                  Value (U.S.$)
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Debt -- 7.4%
Argentina -- 4.3%               ARP        4,750,000 Letras del Tesoro (Argentine Republic Treasury Bill),
                                                         11/15/96 ...................................................      4,741,734
                                                                                                                         -----------
Chile -- 0.7%                   CLP      306,637,500 Citibank Time Deposit linked to Chilean Peso, 13%,
                                                         5/28/97 ....................................................        725,550
                                                                                                                         -----------
Mexico -- 2.4%                  MXN        4,000,000 Certificados de la Tesoreria, 12/19/96 .........................        482,734
                                MXN        8,076,920 Certificados de la Tesoreria, 1/9/97 ...........................        958,083
                                MXN        4,904,650 Certificados de la Tesoreria, 1/16/97 ..........................        578,589
                                MXN        5,979,020 Certificados de la Tesoreria, 1/23/97 ..........................        701,503
                                                                                                                         -----------
                                                                                                                           2,720,909
                                                                                                                         -----------
                                                     Total Short-Term Debt (Cost $8,214,568) ........................      8,188,193
                                                                                                                         -----------
------------------------------------------------------------------------------------------------------------------------------------

Debt Obligations -- 89.5%
Argentina -- 11.6%                         2,911,275 Argentine Republic, Bonos de Consolidacion de
                                                         Deudas Previsionales Pre 2 (BOCON), Variable
                                                         Rate Interest Bond, 5.445%, 4/1/01 .........................      2,660,987
                                           7,227,500 Argentine Republic, Floating Rate Bond, Series L,
                                                         LIBOR plus .8125% (6.625%), 3/31/05 (c) ....................      5,962,687
                                           7,000,000 Argentine Republic, Collateralized Par Bond, Series L,
                                                         Step-up Coupon, 5.25%, 3/31/23 .............................      4,173,750
                                                                                                                         -----------
                                                                                                                          12,797,424
                                                                                                                         -----------
Brazil -- 23.6%                              535,714 Federative Republic of Brazil, "Old" New Money
                                                         Bond, Floating Rate Bond, LIBOR plus .8125%
                                                         (6.438%), 10/15/99 .........................................        527,678
                                           3,412,500 Federative Republic of Brazil, IDU Bond, Floating Rate
                                                         Bond, LIBOR plus .8125% (6.688%), 1/1/01 ...................      3,276,000
                                           5,000,000 Federative Republic of Brazil, Eligible Interest Bond,
                                                         LIBOR plus .8125% (6.5%), 4/15/06 ..........................      4,250,000
                                           3,000,000 Federative Republic of Brazil (Bearer), Floating Rate
                                                         Interest Reduction Bond, Step-up Coupon,
                                                         4.5%, 4/15/09 ..............................................      2,070,000
                                           8,535,655 Federative Republic of Brazil C Bond, 4.5% with 3.5%
                                                         Interest Capitalization, 4/15/14 ...........................      5,910,941
                                          13,500,000 Federative Republic of Brazil, Collateralized Discount
                                                         Bond, Floating Rate Bond, LIBOR plus .8125%
                                                         (6.5%), 4/15/24 (c) ........................................      9,956,250
                                                                                                                         -----------
                                                                                                                          25,990,869
                                                                                                                         -----------
Costa Rica -- 4.0%                         2,000,000 Banco Central de Costa Rica Principal Bond, Series A,
                                                         6.25%, 5/21/10 .............................................      1,580,000

    The accompanying notes are an integral part of the financial statements.

====================================================================================================================================
                                          Principal                                                                       Market
                                        Amount ($)(d)                                                                  Value (U.S.$)
------------------------------------------------------------------------------------------------------------------------------------
                                           3,800,000 Banco Central de Costa Rica Principal B, LIBOR plus
                                                         .8125% (6.25%), 5/21/15 ....................................      2,793,000
                                                                                                                         -----------
                                                                                                                           4,373,000
                                                                                                                         -----------
Ecuador -- 5.2%                            6,608,701 Republic of Ecuador, Past Due Interest Bond, LIBOR
                                                         plus .8125, 3% with 3.5% Interest Capitalization,
                                                         2/27/15 ....................................................      3,692,612
                                           3,700,867 Republic of Ecuador, Past Due Interest Bond, LIBOR
                                                         plus .8125, 3% with 3.5% Interest Capitalization,
                                                         2/27/15 ....................................................      2,067,859
                                                                                                                         -----------
                                                                                                                           5,760,471
                                                                                                                         -----------
Jamaica -- 3.4%                            4,500,000 Government of Jamaica, Refinancing Agreement,
                                                         Tranche B, Floating Rate Bond, LIBOR plus .8125%
                                                         (6.3125%), 11/15/04 (c) ....................................      3,735,000
                                                                                                                         -----------
Mexico -- 15.2%                            1,000,000 Nacional Financiera S.N.C., 9.375%, 7/15/02 (c) ................        970,000
                                           5,750,000 United Mexican States, Collateralized Discount Bond,
                                                         (Detachable Oil Priced Indexed Value Recovery
                                                         Rights), Series A, LIBOR plus .8125% (6.453%),
                                                         12/31/19 ...................................................      4,729,375
                                           1,000,000 United Mexican States, Collateralized Discount Bond,
                                                         (Detachable Oil Priced Indexed Value Recovery
                                                         Rights), Series B, LIBOR plus ,8125% (6.391%),
                                                         12/31/19 ...................................................        822,500
                                           2,000,000 United Mexican States,Collateralized Discount Bond,
                                                         (Detachable Oil Priced Indexed Value Recovery
                                                         Rights), Series C, LIBOR plus .8125% (7.688%),
                                                         12/31/19 ...................................................      2,000,200
                                           2,750,000 United Mexican States, Collateralized Discount Bond,
                                                         (Detachable Oil Priced Indexed Value Recovery
                                                         Rights), Series D, LIBOR plus .8125% (6.453%),
                                                         12/31/19 ...................................................      2,261,875
                                           3,000,000 United Mexican States, Collateralized Par Bond,
                                                         (Detachable Oil Priced Indexed Value Recovery
                                                         Rights), Series A, 6.25%, 12/31/19 (c) .....................      2,109,375
                                           4,750,000 United Mexican States, Collateralized Par Bond,
                                                         (Detachable Oil Priced Indexed Value Recovery
                                                         Rights), Series B, 6.25%, 12/31/19 .........................      3,339,844
                                             500,000 United Mexican States, 11.5%, 5/15/26 ..........................        499,500
                                                                                                                         -----------
                                                                                                                          16,732,669
                                                                                                                         -----------
Panama -- 5.4%                             3,750,000 Republic of Panama, Interest Reduction Bond, Step-up
                                                         Coupon, 3.5%, 7/17/14 ......................................      2,465,625

    The accompanying notes are an integral part of the financial statements.

The Latin America Dollar Income Fund, Inc.
Investment Portfolio as of October 31, 1996 (continued)
====================================================================================================================================
                                          Principal                                                                       Market
                                        Amount ($)(d)                                                                  Value (U.S.$)
------------------------------------------------------------------------------------------------------------------------------------
                                           4,750,000 Republic of Panama Past-due Interest Bond,
                                                         LIBOR plus .8125%, 4% with 2.5% Interest
                                                         Capitalization, 7/17/16 ....................................      3,532,813
                                                                                                                         -----------
                                                                                                                           5,998,438
                                                                                                                         -----------
Venezuela -- 21.1%                         1,500,000 Republic of Venezuela, Front Loaded Interest Reduction
                                                         Bond, Series A, LIBOR plus .875% (6.625%),
                                                         3/31/07 ....................................................      1,248,750
                                           4,250,000 Republic of Venezuela, Front Loaded Interest Reduction
                                                         Bond, Series B, LIBOR plus .875% (6.5%), 3/31/07 ...........      3,538,125
                                          22,500,000 Republic of Venezuela, Debt Conversion Bond, Floating
                                                         Rate Bond, Series DL, LIBOR plus .875% (6.625%),
                                                         12/18/07 (c) ...............................................     18,478,125
                                                                                                                         -----------
                                                                                                                          23,265,000
                                                                                                                         -----------
                                                     Total Debt Obligations (Cost $92,335,461) ......................     98,652,871
                                                                                                                         -----------
------------------------------------------------------------------------------------------------------------------------------------

Preferred Stocks -- 3.1%
                                              Shares
Argentina                                    274,190 Nortel Inversora "A" (ADR) (Telecommunication
                                                         services) (b) (c) (Cost $2,007,427) ........................      3,402,698
                                                                                                                         -----------
------------------------------------------------------------------------------------------------------------------------------------

                                                     Total Investment Portfolio -- 100.0%
                                                         (Cost $102,557,456) (a) ....................................    110,243,762
                                                                                                                         ===========
------------------------------------------------------------------------------------------------------------------------------------

(a)  The cost of the investment portfolio for federal income tax purposes was $102,681,439. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $7,562,323. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,885,181 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $322,858.
(b)  Security valued in good faith by the Valuation Committee of the Board of Directors. The cost of this security at October 31,
     1996 aggregated $2,007,427. (See Note A of the Notes to Financial Statements)
(c)  At October 31, 1996, these securities, in part or in full, have been delivered as loan collateral. (See Note D to the Financial
     Statements)
(d)  Principal amounts are stated in U.S. dollars unless otherwise noted.


Currency Abbreviations
--------------------------------------------------------------------------------

ARP         Argentine Peso                 MXN         Mexican Peso

CLP         Chilean Peso


    The accompanying notes are an integral part of the financial statements.

The Latin America Dollar Income Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
October 31, 1996
--------------------------------------------------------------------------------
ASSETS
     Investments, at market (identified cost $102,557,456) (Note A) ....................                      $  110,243,762
     Cash ..............................................................................                              22,397
     Receivables:
          Investments sold .............................................................                           5,257,245
          Interest .....................................................................                           1,919,568
     Deferred organization expenses (Note A) ...........................................                              14,856
                                                                                                              --------------
               Total assets ............................................................                         117,457,828
LIABILITIES
     Payables:
          Note payable (Note D) ........................................................  $   19,900,000
          Interest payable (Note D) ....................................................         216,587
          Investments purchased ........................................................       2,369,391
          Accrued management fee (Note C) ..............................................          96,157
          Other accrued expenses (Note C) ..............................................         127,087
                                                                                          --------------
               Total liabilities .......................................................                          22,709,222
                                                                                                              --------------
     Net assets, at market value .......................................................                      $   94,748,606
                                                                                                              ==============
     NET ASSETS Net assets consist of:
          Distributions in excess of net investment income .............................                      $       (7,699)
          Accumulated net realized gain ................................................                           5,087,572
          Net unrealized appreciation (depreciation) on:
               Investments .............................................................                           7,686,306
               Foreign currency related transactions ...................................                             (54,556)
          Paid-in capital ..............................................................                          82,036,983
                                                                                                              --------------
     Net assets, at market value .......................................................                      $   94,748,606
                                                                                                              ==============
     Net asset value per share ($94,748,606 / 6,070,974 shares of common stock
          outstanding, $.01 par value, 100,000,000 shares authorized) ..................                      $        15.61
                                                                                                              ==============

    The accompanying notes are an integral part of the financial statements.

The Latin America Dollar Income Fund, Inc.
Financial Statements (continued)
================================================================================

--------------------------------------------------------------------------------
Statement of Operations
Year Ended October 31, 1996
--------------------------------------------------------------------------------
Investment income
     Interest .............................................................                 $ 11,808,762
     Dividends ............................................................                      466,823
                                                                                            ------------
                                                                                              12,275,585
     Expenses:
          Management fee (Note C) .........................................   $    984,043
          Directors' fees and expenses (Note C) ...........................         91,577
          Custodian and accounting fees (Note C) ..........................        179,886
          Reports to shareholders .........................................         55,560
          Auditing and tax services .......................................         85,400
          Legal ...........................................................         11,881
          Amortization of organization expenses (Note A) ..................         20,054
          Services to shareholders ........................................         22,616
          Interest (Note D) ...............................................      1,225,466
          Other ...........................................................         23,279     2,699,762
                                                                              ------------  ------------
     Net investment income ................................................                    9,575,823
                                                                                            ------------
Net realized and unrealized gain (loss) on investment transactions
     Net realized gain (loss) from:
          Investments .....................................................     17,411,587
          Options .........................................................         82,500
          Foreign currency related transactions ...........................         (3,516)   17,490,571
                                                                              ------------
     Net unrealized appreciation (depreciation) on:
          Investments .....................................................      8,597,759
          Foreign currency related transactions ...........................         (1,152)    8,596,607
                                                                              ------------  ------------
     Net gain on investment transactions ..................................                   26,087,178
Net increase in net assets resulting from operations ......................                 $ 35,663,001
                                                                                            ============

    The accompanying notes are an integral part of the financial statements.

================================================================================

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                Years Ended October 31,
                                                                              ----------------------------
Increase (Decrease in Net Assets)                                                 1996            1995
----------------------------------------------------------------------------------------------------------
Operations:
     Net investment income ................................................   $  9,575,823    $  9,227,464
     Net realized gain (loss) from investment transactions ................     17,490,571     (14,647,184)
     Net unrealized appreciation on investment transactions during
          the period ......................................................      8,596,607       2,291,792
                                                                              ------------    ------------
Net increase (decrease) in net assets resulting from operations ...........     35,663,001      (3,127,928)
                                                                              ------------    ------------
Dividends to shareholders:
     From net investment income ...........................................     (9,050,902)     (7,694,526)
                                                                              ------------    ------------
     From net realized gains from investment transactions .................           --          (888,250)
                                                                              ------------    ------------
     Tax return of capital ................................................           --        (1,391,841)
                                                                              ------------    ------------
Fund share transactions:
     Reinvestment of dividends ............................................        803,441       1,005,660
                                                                              ------------    ------------
Net increase in net assets from Fund share transactions ...................        803,441       1,005,660
                                                                              ------------    ------------
Increase (decrease) in net assets .........................................     27,415,540     (12,096,885)
Net assets at beginning of period .........................................     67,333,066      79,429,951
                                                                              ------------    ------------
Net assets at end of period (including distributions in excess of
     net investment income of $7,699 and $638,495, respectively) ..........   $ 94,748,606    $ 67,333,066
                                                                              ============    ============
Other Information
Increase in Fund Shares
Shares outstanding at beginning of period .................................      6,010,387       5,921,667
     Shares issued to shareholders in reinvestment of dividends ...........         60,587          88,720
                                                                              ------------    ------------
Shares outstanding at end of period .......................................      6,070,974       6,010,387
                                                                              ============    ============

    The accompanying notes are an integral part of the financial statements.

The Latin America Dollar Income Fund, Inc.
Financial Statements (continued)
================================================================================

--------------------------------------------------------------------------------
Statement of Cash Flows
Year Ended October 31, 1996
--------------------------------------------------------------------------------
Cash flows from operating activities:
Investment income received .....................................................   $   8,712,236
Payment of operating expenses ..................................................      (2,638,538)
Proceeds from sales and maturities of investments ..............................     311,316,496
Purchases of investments .......................................................    (310,235,627)
Net purchases of short-term investments ........................................      (3,785,079)
                                                                                   -------------
     Cash provided by operating activities .....................................       3,369,488
                                                                                   -------------
Cash flows from financing activities:
Net increase of loan principal .................................................       4,900,000
Distributions paid (net of reinvestment of dividends) (Note A) .................      (8,247,461)
                                                                                   -------------
     Cash used by financing activities .........................................      (3,347,461)
                                                                                   -------------
     Increase in cash ..........................................................          22,027
     Cash at beginning of period ...............................................             370
                                                                                   -------------
     Cash at end of period .....................................................   $      22,397
                                                                                   =============
Reconciliation of net increase in net assets from operations to cash provided by operating activities:
Net increase in net assets resulting from operations ...........................      35,663,001
Amortization of organization costs .............................................          20,054
Net increase in investments ....................................................     (18,959,545)
Net increase in unrealized appreciation on investments .........................      (8,597,759)
Increase in interest receivable ................................................        (278,233)
Increase in receivable for investments sold ....................................      (4,361,003)
Decrease in payable for investments purchased ..................................        (158,197)
Increase in accrued expenses ...................................................          21,458
Increase in interest payable ...................................................          19,712
                                                                                   -------------
     Cash provided by operating activities .....................................   $   3,369,488
                                                                                   =============

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
================================================================================

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                                                                             For the Period
                                                                                                             July 31, 1992
                                                                                                             (commencement
                                                                    Years Ended October 31,                  of operations)
                                                 ----------------------------------------------------------  To October 31,
                                                    1996             1995             1994          1993          1992
---------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance
  Net asset value, beginning of period .......   $    11.20       $    13.41       $    16.22    $    13.45    $    13.83(b)
                                                 ----------       ----------       ----------    ----------    ----------
    Net investment income ....................         1.59             1.55             1.51          1.53           .25
    Net realized and unrealized gain (loss) on
     investment transactions .................         4.32            (2.08)           (2.45)         2.74          (.50)
                                                 ----------       ----------       ----------    ----------    ----------
  Total from investment operations ...........         5.91             (.53)            (.94)         4.27          (.25)
                                                 ----------       ----------       ----------    ----------    ----------
  Less distributions:
    From net investment income ...............        (1.50)           (1.30)           (1.51)        (1.49)         (.13)
    From net realized gains on investment
     transactions ............................         --               (.15)            (.33)         (.01)         --
    In excess of net realized gains ..........         --               --               (.03)         --            --
    Tax return of capital ....................         --               (.23)            --            --            --
                                                 ----------       ----------       ----------    ----------    ----------
  Total distributions ........................        (1.50)           (1.68)           (1.87)        (1.50)         (.13)
                                                 ----------       ----------       ----------    ----------    ----------
  Net asset value, end of period .............   $    15.61       $    11.20       $    13.41    $    16.22    $    13.45
                                                 ==========       ==========       ==========    ==========    ==========
  Market value, end of period ................   $    13.88       $    12.13       $    13.25    $    15.63    $    15.00
                                                 ==========       ==========       ==========    ==========    ==========
Total Investment Return
  Per share market value (%) .................        27.93             5.78            (3.52)        15.47           .88**
  Per share net asset value (%) (c) ..........        55.81            (3.46)           (5.94)        33.69         (1.89)**
Ratios and Supplemental Data
  Net assets, end of period ($ millions) .....           95               67               79            95            77
  Ratio of operating expenses (excluding
    interest) to average net assets (%) ......         1.79             1.96             1.83          2.00          2.05*
  Ratio of net investment income to average
    net assets (%) ...........................        11.66            13.59            10.42         10.71          7.14*
  Portfolio turnover rate (%) ................        322.3(d)         365.9(d)         161.1          93.3           1.8*

(a)  Based on monthly average of shares outstanding during each period.
(b) Beginning per share amount reflects $15.00 initial public offering price net of underwriting discount and offering expenses ($1.17 per share).
(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(d) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.

*    Annualized               **   Not annualized

The Latin America Dollar Income Fund, Inc.
Notes to Financial Statements
================================================================================

A.   Significant Accounting Policies

The Latin America Dollar Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer- supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,402,698 (3.6% of net assets) and have been noted in the investment portfolio as of October 31, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time.

At the time the Fund makes the commitment to purchase a security on a when-issued basis or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

================================================================================

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

Distribution of Income and Gains. The Fund's policy is to declare and pay distributions to shareholders of substantially all net investment income of the Fund quarterly. Net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 1996.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Portfolio securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All discounts are accreted for both tax and financial reporting purposes. Accretion for the year ended October 31, 1996 was approximately $3,285,000.

B.   Purchases and Sales of Securities

During the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $310,077,430 and $315,664,549, respectively.

C.   Related Parties

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the year ended October 31, 1996, the fee pursuant to such agreement amounted to $984,043, of which $96,157

The Latin America Dollar Income Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

is unpaid at October 31, 1996. The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $91,577. Effective January 15, 1996, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $63,935, of which $6,905 is unpaid at October 31, 1996.

D.   Borrowings

At October 31, 1996 the Fund had two outstanding loans with balances of $19,000,000 and $900,000, respectively. The interest rates at October 31, 1996 were 6.125% and 6.375%, respectively. The loans are collateralized with certain portfolio holdings. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt between 125 and 150%.

The weighted average outstanding daily balance of bank loans for the year ended October 31, 1996 was $19,592,721, with a weighted average interest rate of 6.25%. The maximum borrowings outstanding for the year ended October 31, 1996 was $25,191,833. Interest expense for the year ended October 31 was $1,225,466 ($.20 per share). Interest paid for the year ended October 31, 1996 was $1,205,754.

E.   Credit Risk

The yields of Latin American debt obligations reflect perceived credit risk, the need to compete with other local investments in potentially illiquid domestic financial markets and the difficulty in raising hard currencies to meet external debt servicing requirements. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

The Latin America Dollar Income Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of The Latin America Dollar Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Dollar Income Fund, Inc. (the "Fund") at October 31, 1996, the results of its operations, cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
December 17, 1996

The Latin America Dollar Income Fund, Inc.
Tax Information
================================================================================

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $1,258,430 as capital gain dividends for the year ended October 31, 1996.


Other Information
================================================================================

Investment Manager and Administrator

     The investment manager and administrator of The Latin America Dollar Income Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

     Scudder has been active in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include seven other open-end investment companies which invest worldwide.

     In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The First Iberian Fund, The Korea Fund, Scudder New Asia Fund, Scudder World Income Opportunities Fund, and Scudder New Europe Fund.

Dividend Reinvestment and Cash Purchase Plan

     We are pleased to advise you of an optional plan for the automatic reinvestment of your dividends and capital gains distributions in shares of the Fund. We recommend that you consider enrolling in the Dividend Reinvestment and Cash Purchase Plan (the "Plan") to build your investment. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Latin America Dollar Income Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank & Trust Company, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

Net Asset Value

     The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

     As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). The NAV of the Fund, and other Scudder managed closed-end funds, can be found in the "FT Managed Funds Service" section under the heading "other off-shore funds" below the Scudder, Stevens & Clark banner.

Shareholder Meeting Results
================================================================================

The Annual Meeting of Shareholders of the Fund was held on July 24, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1. The election of three Directors to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

        Director:                                  Number of Votes:
        ---------                                  ----------------
                                            For                     Withheld              Broker Non-Votes*
                                            ---                     --------              -----------------
  George M. Lovejoy, Jr.               5,642,401.357               53,584.888                     2
  Dr. Susan Kaufman Purcell            5,640,645.740               55,340.505                     2
  Edmond D. Villani                    5,641,501.357               54,484.888                     2


2. Ratification or rejection of the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1996.

                                Number of Votes:
                                ----------------
            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------
       5,629,699.257               31,668.000                 34,620.988                     0

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Directors and Officers
================================================================================

EDMOND D. VILLANI*
     Chairman of the Board and Director

LYNN S. BIRDSONG*
     President and Director

ROBERT J. BOYD
     Director

ROBERT J. CALLANDER
     Director

GEORGE M. LOVEJOY, JR.
     Director

RONALDO A. DA FROTA NOGUEIRA
     Director

DR. SUSAN KAUFMAN PURCELL
     Director

JERARD K. HARTMAN*
     Vice President

DAVID S. LEE*
     Vice President

JURIS PADEGS*
     Vice President

M. ISABEL SALTZMAN*
     Vice President

PAUL J. ELMLINGER*
     Vice President and Assistant Secretary

EDWARD J. O'CONNELL*
     Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
     Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
     Vice President and Secretary

PAMELA A. McGRATH*
     Vice President and Treasurer

COLEEN DOWNS DINNEEN*
     Assistant Secretary

* Scudder, Stevens & Clark, Inc.